    As filed with the Securities and Exchange Commission on August 11, 1999.


                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                       August 11, 1999 (February 25, 1999)



                                  MEDAREX, INC.
             (Exact name of registrant as specified in its charter)


         New Jersey                 0-19312           22-2822175
 (State of other jurisdiction    (Commission          (IRS Employer
        of incorporation)        File Number)         Identification No.)



              1545 Route 22 East, Annandale, New Jersey 08801-0953
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (908) 713-6001


                                 Not Applicable
          (Former name or former address, if changed since last report)

                               TABLE OF CONTENTS
                                      FOR
                          CURRENT REPORT ON FORM 8-K



Item 5.           Other Events.................................................3

Item 7.           Financial Statements and Exhibits............................4

Signature         .............................................................5

            Item 5.  Other Events.

         This Current Report Form 8-K is being submitted in order to file certain material contracts entered into by Medarex, Inc. ("Medarex) in connection with the formation of Genmab A/S, a Danish private limited company ("
Genmab"), organized by Medarex, Bank Foreningernes Erhvervsudviklingsforening BankInvest, Biomedicinsk Udvikling, a Danish association ("BankInvest") , and certain other investors, and the license of certain of Medarex's technology to Genmab.

   Item 7.  Financial Statements and Exhibits.

         (c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibit
Number     Description of Exhibit
------     ----------------------

10.80 Shareholders Agreement dated February 25, 1999 among Medarex, GenPharm International, Inc., BankInvest, BI Asset Management Fondsmaeglerselskab A/S, and certain other investors.

10.81 Evaluation and Commercialization Agreement dated as of February 25, 1999 among Medarex, GenPharm International, Inc. and Genmab.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              MEDAREX, INC.
                                              Registrant


Date: August 4, 1999                  By: /s/ Donald L. Drakeman
                                          ------------------------------------
                                              Donald L. Drakeman
                                              President, Chief Executive Officer
                                              and Director

                                  EXHIBIT INDEX


EXHIBIT                                                                                  PAGE
NUMBER                          DESCRIPTION                                              NUMBER
------                          ------------                                             ------
10.80     Shareholders Agreement dated February 25, 1999 among Medarex, Inc.,
          GenPharm International, Inc., BankInvest, BI Asset Management
          Fondsmaeglerselskab A/S and certain other investors

10.81     Evaluation and Commercialization Agreement dated as of February 25,
          1999 among Medarex, Inc., GenPharm International, Inc. and Genmab.